SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12


                             LEC Technologies, Inc.
-------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

    1)   Title of each class of securities to which transaction
         applies:
         _______________________________________________________
    2)   Aggregate number of securities to which transaction
         applies:
         _______________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________
    4)   Proposed maximum aggregate value of transaction:
         _______________________________________________________
    5)   Total fee paid: _______________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    __________________________________________________
    2) Form, Schedule or Registration Statement No.:
    __________________________________________________
    3) Filing Party:
    __________________________________________________
    4) Date Filed:
    __________________________________________________


                             LEC TECHNOLOGIES, INC.

                              6540 South Pecos Road
                                    Suite 103
                             Las Vegas, Nevada 89120
                            -------------------------

                            NOTICE OF ANNUAL MEETING

                            To Be Held June 18, 1997

To all Stockholders of
LEC TECHNOLOGIES, INC.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LEC TECHNOLOGIES, INC., a Delaware corporation (the "Company"), will be held at the Company's headquarters at 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120 on June 18, 1997 at the hour of 9:00 a.m., Pacific Standard Time, for the following purposes:

    1. To elect three directors to serve for a term of one year and until their respective successors shall be elected and qualify; and

    2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

    Only stockholders of record at the close of business on May 5, 1997 are entitled to notice of and to vote at such meeting or any adjournment thereof. If you attend the meeting you may vote in person if you wish, even though you have previously returned your proxy. A copy of the Company's Proxy Statement and its Annual Report to shareholders for the year ended December 31, 1996 are enclosed herewith.

    By order of the Board of Directors.

     MICHAEL F. DANIELS
    -----------------------------------
    Michael F. Daniels,
    President

Las Vegas, Nevada
May 13, 1997

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE WHICH HAS BEEN PROVIDED. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.




                             LEC TECHNOLOGIES, INC.

                              6540 South Pecos Road
                                    Suite 103
                             Las Vegas, Nevada 89120

                          ----------------------------
                           PROXY STATEMENT FOR ANNUAL
                             MEETING OF STOCKHOLDERS
                           ----------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of LEC TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at the Company's headquarters at 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120 on Wednesday, June 18, 1997, at the hour of 9:00 a.m., Pacific Standard Time, and at any adjournment thereof (the "1997 Meeting").

    Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by preparing a later dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting in accordance with the directions given therein.

    The principal executive offices of the Company are located at 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120. The approximate date upon which the enclosed form of proxy will first be sent to stockholders is on or about May 16, 1997.

    Stockholders of record of the Company's Common Stock at the close of business on May 5, 1997 (the "Record Date") shall be entitled to one vote for each share then held. There were outstanding on said date approximately 4,726,028 shares of Common
Stock owned by approximately 220 stockholders of record.

    Management and Directors of the Company, which collectively owned on the record date approximately 19.8% of the outstanding shares of the Common Stock, have indicated that they will vote all of their shares for each such proposal.

    A list of stockholders entitled to vote at the 1997 Meeting will be available at the Company's offices, 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120 for a period of ten days prior to the 1997 Meeting for examination by any stockholder and at the 1997 Meeting itself.




                              ELECTION OF DIRECTORS

PROPOSAL 1:   ELECTION OF DIRECTORS

Nominees to the Board of Directors

    Three directors will be elected at the 1997 Meeting to serve for a term of one year and until their respective successors shall have been elected and shall qualify. Unless otherwise indicated, the accompanying form of proxy will be voted for the persons listed below. In the event that any nominee for Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed form of proxy, for such substitute nominee as may be nominated by the Company. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve. There is no arrangement or understanding between any director or nominee and any other person pursaunt to which such person was selected as a director or nominee.

         Michael F. Daniels
         Larry M. Segall
         L. Derrick Ashcroft

    Messrs. Daniels, Segall and Ashcroft are current members of the Board of Directors. Certain information regarding these nominees is set forth below in the MANAGEMENT Section under the heading "Directors and Executive Officers".

Recommendation of the Board of Directors

    The Board of Directors recommends that the stockholders vote
"FOR" each of the three nominees named above.

Vote Required

    The nominees for election as director at the 1997 Meeting who receive the three largest pluralities of votes properly cast for the election of directors shall be elected directors of the Company. Abstentions with respect to the election of a nominee for Director will have the same effect as a withheld vote and broker non-votes will have no effect on the election of Directors. Cumulative voting is not permitted.

SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 5, 1997, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Act of 1934) of shares of Common Stock, $0.01 par value, of the Company by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each Director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table and
(iv) all executive officers and Directors as a group:

                            Amount and Nature
Name and Address of         of Beneficial Own-     Percentage of
Beneficial Owner (1)        ership (2)             Class (3)
----------------------      ------------------     -------------
Michael F. Daniels                633,958 (4)             11.8%

William J. Vargas                   66,833 (5)              1.4%

Larry M. Segall                    266,875 (6)              5.3%

L. Derrick Ashcroft                152,500 (7)              3.1%

Select Media Ltd.                  248,000 (8)              5.0%
All Directors and
Executive Officers
as a Group (4 persons)           1,120,166                 19.2%



(1)  The address for all individuals identified herein is 6540 S.
    Pecos Road, Suite 103, Las vegas, Nevada 89120.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or upon the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options or warrants or shares of Series A Convertible Preferred Stock that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

(3) Based on 4,726,028 shares of common stock outstanding as of May 5, 1997.

(4) Includes options to purchase 180,250 shares of common stock granted to Mr. Daniels which are currently exercisable and options to purchase 83,333 shares of common stock which are exercisable within 60 days from the date hereof.

(5) Includes options to purchase 12,500 shares of common stock granted to Mr. Vargas which are currently exercisable and options to purchase 23,333 shares of common stock which are exercisable within 60 days from the date hereof.

(6) Includes options to purchase 254,000 shares of common stock granted to Mr. Segall which are currently exercisable.

(7) Includes options to purchase 147,500 shares of common stock granted to Mr. Ashcroft which are currently exercisable.

(8) Includes options to purchase 198,000 shares of common stock which are currently exercisable.

                                   MANAGEMENT

Directors and Executive Officers

    The names, ages and respective positions of the Executive
Officers and Directors of the Company are as follows:

Name                         Age       Position

Michael F. Daniels        48       Chairman of the Board, President
                                  and Chief Executive Officer

William J. Vargas         37       Vice President - Finance, Chief
                                  Financial Officer, Treasurer and
                                  Secretary

Larry M. Segall          42       Director

L. Derrick Ashcroft           68       Director


Michael F. Daniels. Michael F. Daniels has served as Chairman of the Board of Directors, President and Chief Executive Officer since April 1994 and as a Director of the Company since 1983. He served as Chief Operating Officer from March 1993 to April 1994 and as Senior Vice President - Marketing for more than five years prior thereto. From 1970 to 1983 he was a Senior Systems Engineer with Metropolitan Life Insurance Company.

William J. Vargas.  William J. Vargas has served as Vice President
- Finance, Chief Financial Officer and Treasurer since May 1995 and as Secretary since February 1996. From July 1993 to January 1995 he was the Senior Director of Finance for Fitzgeralds Casino/Hotel and from February 1995 through April 1995 he was an independent financial consultant. From July 1990 to December 1991 and from January 1992 to July 1993 he was the Chief Financial Officer of Electronic Data Technologies, Inc. and Sport of Kings, Inc., respectively, two publicly traded gaming companies. From 1984 to 1990 he was employed as an auditor with Arthur Andersen & Co.

Larry M. Segall. Larry M. Segall has served as a Director of the Company since November 1989. Mr. Segall has been employed by Tiffany & Co. as Controller since 1985 and is currently its Vice President, Treasurer and Controller. From 1983 to 1985 he was the Controller of Murijani International Ltd. From 1977 to 1983 he was employed as an auditor with Touche Ross & Co.

L. Derrick Ashcroft. L. Derrick Ashcroft has served as a Director of the Company since August 1994. From 1988 to 1995 he was Chairman of the Board of Cardiopet, Inc., an animal diagnostic firm and from 1986 to 1988 he was Chairman of the Board and President of Ashcroft Rubin, Inc., an equipment leasing company specializing in tax-driven equipment leases. He also currently serves as a director on the board's of Tatatech, Inc., a high-tech venture capital firm and Telco Technologies, Inc., a telecommunications services company. Mr. Ashcroft is a graduate of Oxford University, England.


Meetings and Committees of the Board of Directors

    The Board of Directors held a total of seven meetings during the fiscal year ended December 31, 1996. All incumbent directors attended at least seventy-five percent of those meetings and of its committees of the Board on which they served.

    The Board of Directors has the following committees, the current composition of which is as follows: the Compensation Committee, comprised of Messrs. Daniels, Segall and Ashcroft; the Audit Committee, comprised of Messrs. Segall and Ashcroft, and the Stock Option Plan Committee, comprised of Messrs. Segall and Ashcroft.

    The Compensation Committee is charged with periodically reviewing the compensation of the Company's officers and employees and recommending appropriate adjustments. The Compensation
Committee met once during fiscal year 1996.

    The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for reviewing their performance and their fees and for reviewing and evaluating with the independent auditors and management the Company's accounting policies and its system of internal controls. The Audit Committee met twice during fiscal year 1996.

    The Stock Option Plan Committee administers the Company's stock option plans and makes awards under such plans. The Stock
Option Plan Committee met one time during fiscal year 1996.


Compensation of Directors

    Each non-employee director of the Company is paid $1,000 per month. In addition, each director is entitled to participate in the Company's 1991 and 1993 Director Stock Option Plan and the 1994 Stock Option Plan, and, other than directors who act as members of the Stock Option Plan Committee, the 1996 Stock Option Plan. Issuances of options to directors under the 1991 and 1993 Director Stock Option Plans and the 1994 Stock Option Plan were determined by the Director Stock Option Plan Committee then in effect. In May, 1996, Messrs. Segall and Ashcroft were granted options to purchase 200,000 and 75,000 shares, respectively, of the Company's Common Stock at an exercise price of $1.75 per share, which was the market value of the Company's common stock on the date of grant. The Company does not pay its directors any additional fees for committee participation.


Compliance with Stock Ownership Reporting requirements

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established by the Commission and the Company is required to report in this Proxy Statement any failure to file by these due dates during or with respect to 1996. All of these filing requirements were satisfied by its officers, directors and ten percent holders. In making these statements, the Company has relied on the written representations of its officers, directors and its ten percent holders and copies of the reports that they have filed with the Commission.


Executive Compensation

    The following table sets forth certain information with respect to the compensation paid and/or accrued to the Chief Executive Officer of the Company for services rendered to the Company during the three fiscal years ended December 31, 1996 and the compensation paid and/or accrued to the Chief Financial Officer of the Company for services rendered to the Company during the year ended December 31, 1996. No other executive officer received annual compensation in excess of $100,000 in any of the three years ended December 31, 1996. This information includes the dollar value of base salaries, bonuses, awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                    Other Annual
Name and                      Salary     Bonus      Compensation
Principal Position    Year      ($)       ($)            ($)
Michael F. Daniels     1996   $273,077      -          $258,619 (2)
  President & CEO     1995    254,808  $ 25,000(1)     198,987 (2)
                      1994    188,314   732,000(4)     192,148 (2)

William J. Vargas      1996    115,341      -              -
  CFO & Secretary







                             LONG TERM COMPENSATION
                                     AWARDS

                                          Securities
                             Restricted   Underlying  All Other
Name and                     Stock        Options/    Compensation
Principal Position     Year  Awards       SARs (#)         ($)
Michael F. Daniels     1996       -          250,000     4,750 (3)
  President & CEO      1995       -           79,000     4,500 (3)
                      1994       -             -        4,500 (3)

William J. Vargas      1996       -           70,000     1,900 (3)
  CFO & Secretary



(1)  Consists of accrued bonus pursuant to employment contract.

(2) Consists of commission income based upon realization of excess residual values related to leases entered into prior to May
    15, 1993.

(3)  Represents Company matching contribution to 401(k) Profit
    Sharing Plan.

(4) Consists of 300,000 shares of restricted common stock at a quoted market price of $2.44 granted in lieu of discretionary commissions.


    The following table discloses for the Chief Executive Officer and the Chief Financial Officer each stock option grant in the last fiscal year as a percentage of total options granted to Employees in such fiscal year.


             Number of      Percent of
             Securities     Total Options/
             Underlying     SAR's Granted   Exercise
             Options/SAR's  to Employees    or Base      Expiration
Name         Granted (#)    In Fiscal Year  Price($/Sh)  Date
-----------  -------------  --------------  -----------  ----------
Michael F.
  Daniels        250,000          50.0%         $1.75     05-09-01
William J.
  Vargas          70,000          14.0%          1.75     05-09-01


    The following table discloses for the Chief Executive Officer and the Chief Financial Officer each stock option exercised in the last fiscal year and the value of all options at the end of the last fiscal year.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                     Number of      Value of
                                      Securities     Unexercised
                                      Underlying     In-The-Money
                                      Options/SAR's  Options/SAR's
                                      At FY-END (#)  At FY-END ($)*
             Shares
             Acquired      Value      Exercisable/   Exercisable/
Name         On Exercise   Realized   Unexercisable  Unexercisable
-----------  -----------   --------   -------------  -------------
Michael F.           0          0       180,250/        $55,218/
  Daniels                                 250,000         $0.00

William J.           0          0       12,500/         $0.00/
  Vargas                                   70,000         $0.00


*   The last sales price for the Common Stock on the Nasdaq
SmallCap Market tier of the Nasdaq Stock Market on December 31,
1996 was $1.03.


Employment Contracts

    Michael F. Daniels serves as the Company's President and Chief Executive Officer under an employment agreement dated July 1, 1995 and expiring June 30, 2000. Mr. Daniels' compensation under such agreement is $300,000 per annum and he is eligible for a bonus based on company performance. In addition, Mr. Daniels is entitled to receive commissions equal to 25% of the net proceeds realized by the Company in excess of the residual value of equipment subject to leases which commenced prior to May 15, 1993 and for which Mr. Daniels was the lead salesperson.

    William J. Vargas serves as the Company's Chief Financial Officer, Treasurer and Secretary under an employment agreement dated July 1, 1995 and expiring June 30, 2000. Mr. Vargas' compensation under such agreement is $110,000 per annum.


Certain Relationships and Related Transactions

    Customer Relationship. Mr. Segall, a director of the Company, is also an officer of Tiffany & Co., one of the Company's customers. Mr. Segall receives no cash or other remuneration from the Company other than a fee for his services as a director and participation in certain of the Company's stock option plans. The Company believes that the terms of its lease arrangements with Tiffany & Co. are fair and have been reached on an arms-length basis.


Independent Accountants

    No action is being taken at the 1997 Meeting with respect to the Company's independent accountants. KPMG Peat Marwick LLP acted as the Company's independent accountants for the year ended December 31, 1996. The Board of Directors has not made a decision on the retention of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ended December 31, 1997.


                                  MISCELLANEOUS

    Any proposal of a stockholder intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company by December 31, 1997 to be eligible for inclusion in the Company's proxy statement and for the proxy related to such meeting.

    The Board of Directors does not intend to present and knows of no others who intend to present at the meeting any matter of business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote any proxies on such matters in accordance with their judgement.

    The Company shall bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. Officers and regular employees may solicit proxies by mail, telephone, telegraph and personal interview, for which no additional compensation will be paid. The Company may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.
                                  By order of the Board of
                                  Directors,


                                  MICHAEL F. DANIELS
                                  Michael F. Daniels, President

Las Vegas, Nevada
May 13, 1997


APPENDIX

                             LEC TECHNOLOGIES, INC.
                              6540 South Pecos Road
                                    Suite 103
                             Las Vegas, Nevada 89120
                          _____________________________
                            NOTICE OF ANNUAL MEETING
                            To Be Held June 18, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Michael F. Daniels and William
J. Vargas, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of stock of the Company at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters at 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120 on June 18, 1997 at the hour of 9:00 a.m., Pacific Standard Time, for the following purposes:

                (Continued and to be signed on the reverse side)

Please mark your votes as in this example  [X]

The Board of Directors recommends a vote FOR each proposal:

1. Election of Directors


    FOR                      WITHHOLD          NOMINEES
    all nominees listed      AUTHORITY
    at right (except as      to vote for       Michael F. Daniels
    marked to the contrary   all nominees      Larry M. Segall
    at right)                                  L. Derrick Ashcroft

            [ ]                   [ ]

     INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list at right.

2. To transact such other business as may properly come before the meeting or any adjounment(s) thereof.

    Only stockholders of record as of the close of business on May 5, 1997 are entitled to notice of and to vote at such meeting or any adjournment thereof. If you attend the meeting you may vote in person if you wish, even though you have previously returned your proxy. A copy of the Company's Proxy Statement and its Annual report to shareholders for the year ended December 31, 1996 are enclosed herewith.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED.
ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.



SIGNATURE ___________________________________  DATE __________

SIGNATURE ___________________________________  DATE __________
                IF HELD JOINTLY

IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.